EXHIBIT 99.4

                        CONFIDENTIAL TREATMENT REQUESTED

                           PRODUCT PURCHASE AGREEMENT

         This Product Purchase Agreement ("Agreement") is made, entered into and is effective as of August 15, 2002, by and between LASERSIGHT TECHNOLOGIES, INC., a Delaware corporation ("LaserSight"), and SHENZHEN NEW INDUSTRIES MEDICAL DEVELOPMENT CO., LTD., a Chinese corporation ("SNIMD").

                                    RECITALS:

                  A. LaserSight is in the business of manufacturing and selling refractive laser systems and related products.

                  B. SNIMD desires to purchase and LaserSight desires to sell to SNIMD certain LaserSight products on the terms and subject to the conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the recitals and mutual promises and covenants contained in this Agreement, the parties agree as follows:

         1.       Minimum Purchases by SNIMD.

                  (a) SNIMD hereby orders from LaserSight at least
         $10,000,000 (the "Purchase Minimum") worth of Products (as defined herein). SNIMD shall purchase such products during the twelve-month period immediately following the date of this Agreement (the "Purchase Period").

                  (b) The products to be purchased (collectively, the "Products") and the price to be paid by SNIMD for each such product is described below:
                                                                 Purchase
                           Product                                 Price
                  LaserScan LSX Excimer Laser System ("Laser")      **
                  AstraMax Integrated Diagnostic Workstation        **
                  UltraShaper Keratome - Starter Kit                **
                  UltraEdge Keratome Blades (box of 10 blades)      **

                  (c) SNIMD shall order at least 10 Lasers during the first 90 days of the Purchase Period and shall order a total of at least 40 Lasers during the Purchase Period.

                  (d) In connection with purchasing Products SNIMD shall submit purchase orders to LaserSight. Such purchase orders shall be in English and executed by an authorized officer of SNIMD.

                                  ------------

** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS DOCUMENT. THE
   REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT.

         2. Repairs and Maintenance. If a Laser is purchased during the Purchase Period then for a period of twelve months immediately following the date of such purchase (the "Warranty Period") LaserSight shall provide parts to SNIMD on the following terms:

                  (a) If a laser head on a Laser purchased by SNIMD pursuant to this Agreement must be replaced, LaserSight shall provide such laser head to SNIMD at **.

                  (b) LaserSight shall supply all other parts to SNIMD at a price equal to **.

Parts purchased or provided pursuant to this Section 2 shall only be used to repair Lasers purchased pursuant to the terms of this Agreement. For Lasers purchased after the expiration of the Purchase Period and for Lasers not purchased under this Agreement, LaserSight shall supply SNIMD parts for such products at a price equal to **. LaserSight shall be SNIMD's exclusive supplier of parts needed to repair the Products. SNIMD shall be responsible for all labor costs associated with repairing and maintaining the Products and any installation and training associated with the Products. After the Warranty Period expires parts will be supplied to SNIMD pursuant to the terms of the Distribution Agreement entered into between the parties hereto as of the date hereof (the "Distribution Agreement").

         3. Purchase Price/Payment Terms. The purchase price for the Products shall be that amount indicated in Section 1(b). The purchase price for parts shall be that amount described in Section 2.

The purchase price for all Products and parts sold to SNIMD shall be paid via irrevocable letters of credit that provide for partial shipment and payment at sight (e.g., LaserSight's presentation of shipping documents). Such letters of credit will be confirmed by a financial institution designated by LaserSight and the costs of such letters of credit shall be borne by SNIMD. On or before August 30, 2002, and each 90 days thereafter during the Purchase Period, SNIMD will put into effect a letter of credit that satisfies the terms of this paragraph and is in a minimum amount of $2,500,000.

Except as set forth in the following sentence, during the twelve-month period immediately following the date of this Agreement LaserSight shall be responsible for shipment and insurance costs associated with all Products and parts purchased by SNIMD from LaserSight. During the initial twelve month period immediately following the date of this Agreement SNIMD shall be responsible for all shipment and insurance costs associated with laser heads supplied to SNIMD from LaserSight, and SNIMD shall be responsible for all applicable taxes and duties associated with all Products and parts purchased by SNIMD from LaserSight.

After the expiration of the Purchase Period, the purchase price for Products and the payment terms and conditions therefore shall be determined in accordance with the terms of the Distribution Agreement.

         4.       Miscellaneous.

                  (a) The sale of all Products shall be subject to the standard terms and conditions attached hereto as Exhibit B.

                  (b) This Agreement shall be binding on the parties hereto, their successors and assigns including, without limitation, any purchaser or other successor of all or substantially all of either party's assets as a going business.

                  (c) Any notice or other communication required or permitted hereunder shall be deemed given on the date delivered if delivered personally or by facsimile with proper evidence of transmission, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed:

              if to SNIMD: Shenzhen New Industries Medical Development Co., Ltd.
                           Rm: 2308 ShenZhen Science & Technology Building,
                           No. 1001, Shangbu Zhong Road, ShenZhen, China
                           Attention: Steven Shi
                           Facsimile: (0755) 83671068

         if to LaserSight: LaserSight Technologies, Inc.
                           3300 University Boulevard, Suite 140
                           Winter Park, Florida 32792
                           Attention: President
                           Facsimile: (407) 678-9982

         or at such other address as any party may designate by 10 days advance written notice to the other party.

                  (d) This Agreement and the exhibit hereto which is incorporated herein by this reference, supersede and replace any and all previous working agreements, understandings, policies, and practices whether or not in writing between LaserSight and SNIMD concerning the subject matter hereof, and contains the entire understanding between the parties hereto with respect to the subject matter hereof. If the terms of this Agreement conflict with the terms of any purchase order or invoice issued by either party the terms of this Agreement shall control. Unless otherwise specifically provided in this Agreement, no amendment, modification or waiver hereof shall be made or be binding unless in writing and signed by both parties hereto. Neither party may assign or delegate its rights, obligations or responsibilities hereunder without the other party's prior written consent.

                  (e) This Agreement is to be governed by and construed in accordance with the laws of the State of Florida, without regard to any conflict of law principles to the contrary.

                  (f) Any action brought under this Agreement by LaserSight may only be brought in a court of competent jurisdiction sitting in the State of Florida. The parties irrevocably submit to the personal jurisdiction of any federal court sitting in the State of Florida over any suit, action or proceeding arising out of or relating to this Agreement which is brought by LaserSight. The parties irrevocably waive, to the extent permitted by law, any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. In the event that either party incurs costs or fees, including reasonable attorney's fees, in enforcing its rights under this Agreement, the party substantially prevailing in any suit or action, including any appeal, shall be entitled to recover from the other such costs and reasonable attorney's fees.

                  (g) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

                  (h) This Agreement and the terms and transactions contemplated hereby shall be kept confidential until the parties hereto mutually agree upon the language and timing of a press release or until such time as one such party determines, based on the advice of counsel, that a public announcement is required by law, in which case the parties hereto shall use reasonable best efforts to agree on any public announcements or public statements with respect thereto. If the parties are unable to so agree, a party will not be deemed in violation of this Section for subsequent public announcements or public statements.

                  (i) SNIMD shall not take any action which will cause LaserSight to be in violation of any law of any jurisdiction in the Products are shipped including, but not limited to antitrust laws, the U.S. Foreign Corrupt Practices Act of 1977, the U.S. Export Control laws and the U.S. Anti-Boycott laws.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the dates set forth below.


LASERSIGHT TECHNOLOGIES, INC.               SHENZHEN NEW INDUSTRIES
                                            MEDICAL DEVELOPMENT CO., LTD.


Signature: /s/ Michael R. Farris            Signature: /s/ Steven Shi
          --------------------------------            ------------------------
Name:      Michael R. Farris                Name:      Steven Shi
          --------------------------------            ------------------------
Title:     President & CEO                  Title:     President
          --------------------------------            ------------------------